Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share

Basic earnings per share is calculated by dividing net income attributable to common shareholders by the weighted average number of shares outstanding during the period, excluding treasury shares. The weighted average number of shares outstanding during the period also includes participating securities such as unvested time-based restricted stock awards and restricted stock units that pay dividend equivalents. Diluted earnings per share is computed using the treasury stock method, which requires computing share equivalents and dividing net income attributable to common shareholders by the total weighted average number of shares and share equivalents outstanding during the period.

The calculation of earnings per share is as follows:

	Years ended December 31,
$ in millions, except per share data	2012	2011	2010
Income from continuing operations, net of taxes	$569.2	$612.1	$630.2
Net (income)/loss attributable to noncontrolling interests in consolidated entities, net	89.8	107.7	(171.1)
Income from continuing operations attributable to Invesco Ltd. for basic and diluted EPS calculations	659.0	719.8	459.1
Income from discontinued operations, net of taxes	18.1	9.9	6.6
Net income attributable to common shareholders	$677.1	$729.7	$465.7

Weighted average shares outstanding - basic	452.3	462.9	460.4
Dilutive effect of share-based awards	1.5	1.8	2.8
Weighted average shares outstanding - diluted	453.8	464.7	463.2

Basic earnings per share:
Earnings per share from continuing operations	$1.46	$1.55	$1.00
Earnings per share from discontinued operations	$0.04	$0.02	$0.01
Basic earnings per share	$1.50	$1.58	$1.01

Diluted earnings per share:
Earnings per share from continuing operations	$1.45	$1.55	$0.99
Earnings per share from discontinued operations	$0.04	$0.02	$0.01
Diluted earnings per share	$1.49	$1.57	$1.01

See Note 12, “Share-Based Compensation,” for a summary of share awards outstanding under the company's share-based payment programs. These programs could result in the issuance of common shares that would affect the measurement of basic and diluted earnings per share.

No share options were excluded from the computation of diluted earnings per share during the year ended December 31, 2012, because the option exercise price was greater than the average market price of the common shares and therefore their inclusion would have been anti-dilutive (December 31, 2011: 0.1 million share options at a weighted average exercise price of £18.11; December 31, 2010: 5.7 million share options at a weighted average exercise price of £19.47).

There were no time-vested share awards that were excluded from the computation of diluted earnings per share during the years ended December 31, 2012, 2011, and 2010 due to their inclusion being anti-dilutive. There were 0.2 million contingently issuable shares excluded from the diluted earnings per share computation during year ended December 31, 2012 (December 31, 2011: none; December 31, 2010: none), because the necessary performance conditions for the shares to be issuable had not yet been satisfied at the end of the respective period.